                                  AMENDMENT TO
                  SECOND PRIORITY SUBSIDIARY SECURITY AGREEMENT

     This AMENDMENT, dated as of February 12, 2003 (this "Amendment"), to the
Second Priority Subsidiary Security Agreement, dated as of June 27, 2001 (the
"Security Agreement"), by and among each of the subsidiaries party thereto (the
"Subsidiary Guarantors") of RITE AID CORPORATION, a Delaware corporation (the
"Borrower"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as collateral trustee (the "Second Priority Collateral Trustee") for the Second
Priority Debt Parties. Capitalized terms used herein not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Security Agreement.

                                    RECITALS:

     WHEREAS, the Company and the Subsidiary Guarantors have requested that the
Second Priority Collateral Trustee agree to certain amendments of the Security
Agreement as described herein; and

     WHEREAS, the Second Priority Collateral Trustee has agreed to amend certain provisions of the Security Agreement, in the manner and on the terms provided for herein.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS AND AGREEMENTS

     A. Section 1.01(a) of the Security Agreement is hereby amended by adding the following after "Second Priority Debt Documents":

          "or, if not defined in the Definitions Annex or the Second Priority
Debt Documents, as defined in or by reference to the Senior Subsidiary Security
Agreement".

     B. Schedule A is hereby amended in its entirety and replaced with Exhibit I hereto.

     C. Each of the Subsidiary Guarantors agrees that (i) it (or the Borrower on its behalf) will promptly provide the Second Priority Collateral Trustee with notice of any amendments or modifications to the definitions set forth in the
Senior Subsidiary Security Agreement, (ii) prior to receipt of such notice, no amendment to the Senior Subsidiary Security Agreement will be deemed to be effective for purposes of the Security Agreement and (iii) the Second Priority
Collateral Trustee may at any time rely upon the most recent copy of the Senior
Subsidiary Security Agreement delivered to the Second Priority Collateral
Trustee by the Borrower or any Subsidiary Guarantor.

SECTION II. MISCELLANEOUS

     A. Effectiveness. This Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Second
Priority Collateral Trustee of written of such execution and authorization of delivery thereof. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     B. Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     C. Reference to Security Agreement. On and after the date this Amendment becomes effective, each reference in the Security Agreement to "this Agreement",
"hereunder", "hereof", "herein" or words of like import referring to the
Security Agreement, and each reference in the other Second Priority Collateral
Documents to the "Security Agreement", "thereunder", "thereof" or words of like import referring to the Security Agreement shall mean and be a reference to the
Security Agreement as amended by this Amendment.

     D. Effect on Other Agreements. Except as specifically amended by this
Amendment, the Security Agreement and the other Second Priority Collateral
Documents shall remain in full force and effect and are hereby ratified and confirmed.

     E. Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

     F. Applicable Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York

            [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                    WILMINGTON TRUST COMPANY, as Second Priority
                                    Collateral Trustee,

                                    By
                                      -------------------------------------
                                    Name:
                                    Title:

                                    EACH OF THE SUBSIDIARIES LISTED ON
                                    SCHEDULE I HERETO, as Grantors,

                                    By
                                      -------------------------------------
                                    Name:
                                    Title:

                                    THRIFTY PAYLESS, INC., as Grantor,

                                    By
                                      -------------------------------------
                                    Name:
                                    Title:

                                   Schedule I

                                  Subsidiaries

112 Burleigh Avenue Norfolk, LLC
1515 West State Street Boise, Idaho, LLC
1525 Cortyou Road - Brooklyn Inc.
1740 Associates, L.L.C.
3581 Carter Hill Road - Montgomery Corp.
4042 Warrensville Center Road - Warrensville Ohio, Inc.
5277 Associates, Inc.
537 Elm Street Corp.
5600 Superior Properties, Inc.
657-659 Broad St. Corp.
764 South Broadway- Geneva, Ohio, LLC
Ann & Government Streets -  Mobile, Alabama, LLC
Apex Drug Stores, Inc.
Baltimore/Annapolis Boulevard and Governor Richie Highway-Glen Burnie, Maryland,
   LLC
Broadview and Wallings- Broadview Heights Ohio, Inc.
Central Avenue and Main Street - Petal, MS, LLC
Dominion Action Four Corporation
Dominion Action One Corporation
Dominion Action Three Corporation
Dominion Action Two Corporation
Dominion Drug Stores Corp.
Drug Fair of PA, Inc.
Drug Fair, Inc.
Eagle Managed Care Corp.
Eighth and Water Streets - Urichsville, Ohio, LLC
England Street-Asheland Corporation
Fairground, L.L.C.
GDF, Inc.
Gettysburg and Hoover-Dayton, Ohio, LLC
Gratiot & Center - Saginaw Township, Michigan, LLC
Harco, Inc.
K & B Alabama Corporation
K & B Louisiana Corporation
K & B Mississippi Corporation
K & B Services, Incorporated
K & B Tennessee Corporation
K & B, Incorporated
K&B Florida Corporation
K&B Texas Corporation
Keystone Centers, Inc.

Lakehurst and Broadway Corporation
Mayfield & Chillicothe Roads - Chesterland, LLC
Munson & Andrews, LLC
Name Rite, L.L.C.
Northline & Dix - Toledo - Southgate, LLC
Ocean Acquisition Corporation
P.L.D. Enterprises, Inc.
Patton Drive and Navy Boulevard Property Corporation
Paw Paw Lake Road & Paw Paw Avenue - Coloma, Michigan, LLC
PDS-1 Michigan, Inc.
Perry Distributors, Inc.
Perry Drug Stores, Inc.
PL Xpress, Inc.
Portfolio Medical Services Inc.
Rack Rite Distributors, Inc.
Ram-Utica, Inc.
RDS Detroit, Inc.
Read's Inc.
Rite Aid Drug Palace, Inc.
Rite Aid Hdqtrs. Corp.
Rite Aid of Alabama, Inc.
Rite Aid of Connecticut, Inc.
Rite Aid of Delaware, Inc.
Rite Aid of Florida, Inc.
Rite Aid of Georgia, Inc.
Rite Aid of Illinois, Inc.
Rite Aid of Indiana, Inc.
Rite Aid of Kentucky, Inc.
Rite Aid of Maine, Inc.
Rite Aid of Maryland, Inc.
Rite Aid of Massachusetts, Inc.
Rite Aid of Michigan, Inc.
Rite Aid of New Hampshire, Inc.
Rite Aid of New Jersey, Inc.
Rite Aid of New York, Inc.
Rite Aid of North Carolina, Inc.
Rite Aid of Ohio, Inc.
Rite Aid of Pennsylvania, Inc.
Rite Aid of South Carolina, Inc.
Rite Aid of Tennessee, Inc.
Rite Aid of Vermont, Inc.
Rite Aid of Virginia, Inc.
Rite Aid of Washington, D.C., Inc.
Rite Aid of West Virginia, Inc.

Rite Aid Realty Corp.
Rite Aid Rome Distribution Center, Inc.
Rite Aid Services, L.L.C.
Rite Aid Transport, Inc.
Rite Aid Venturer #1, Inc.
Rite Fund, Inc.
Rite Investments Corp.
Rx Choice, Inc.
Seven Mile and Evergreen - Detroit, LLC
Silver Springs Road - Baltimore, Maryland/One, LLC
Silver Springs Road - Baltimore, Maryland/Two, LLC
Sophie One Corp.
State & Fortification Streets - Jackson, Mississippi, LLC
State Street and Hill Road - Gerard, Ohio, LLC
Super Ice Cream Suppliers, Inc.
Super Pharmacy Network, Inc.
Super Tobacco Distributors, Inc.
The Lane Drug Company
The Muir Company
Thrifty Corporation
Thrifty PayLess, Inc.
Tyler and Sanders Roads, Birmingham - Alabama, LLC
Virginia Corporation
W. R. A. C., Inc.

                                    Exhibit I

                                                                      Schedule A
                                                          To the Second Priority
                                                   Subsidiary Security Agreement

                              SUBSIDIARY GUARANTORS
                              Subsidiary Guarantors

112 Burleigh Avenue Norfolk, LLC
1515 West State Street Boise, Idaho, LLC
1525 Cortyou Road - Brooklyn Inc.
1740 Associates, L.L.C.
3581 Carter Hill Road - Montgomery Corp.
4042 Warrensville Center Road - Warrensville Ohio, Inc.
5277 Associates, Inc.
537 Elm Street Corp.
5600 Superior Properties, Inc.
657-659 Broad St. Corp.
764 South Broadway- Geneva, Ohio, LLC
Ann & Government Streets -  Mobile, Alabama, LLC
Apex Drug Stores, Inc.
Baltimore/Annapolis Boulevard and Governor Richie Highway-Glen Burnie, Maryland,
   LLC
Broadview and Wallings- Broadview Heights Ohio, Inc.
Central Avenue and Main Street - Petal, MS, LLC
Dominion Action Four Corporation
Dominion Action One Corporation
Dominion Action Three Corporation
Dominion Action Two Corporation
Dominion Drug Stores Corp.
Drug Fair of PA, Inc.
Drug Fair, Inc.
Eagle Managed Care Corp.
Eighth and Water Streets - Urichsville, Ohio, LLC
England Street-Asheland Corporation
Fairground, L.L.C.
GDF, Inc.
Gettysburg and Hoover-Dayton, Ohio, LLC
Gratiot & Center - Saginaw Township, Michigan, LLC
Harco, Inc.
K & B Alabama Corporation
K & B Louisiana Corporation
K & B Mississippi Corporation
K & B Services, Incorporated

K & B Tennessee Corporation
K & B, Incorporated
K&B Florida Corporation
K&B Texas Corporation
Keystone Centers, Inc.
Lakehurst and Broadway Corporation
Mayfield & Chillicothe Roads - Chesterland, LLC
Munson & Andrews, LLC
Name Rite, L.L.C.
Northline & Dix - Toledo - Southgate, LLC
Ocean Acquisition Corporation
P.L.D. Enterprises, Inc.
Patton Drive and Navy Boulevard Property Corporation
Paw Paw Lake Road & Paw Paw Avenue - Coloma, Michigan, LLC
PDS-1 Michigan, Inc.
Perry Distributors, Inc.
Perry Drug Stores, Inc.
PL Xpress, Inc.
Portfolio Medical Services Inc.
Rack Rite Distributors, Inc.
Ram-Utica, Inc.
RDS Detroit, Inc.
Read's Inc.
Rite Aid Drug Palace, Inc.
Rite Aid Hdqtrs. Corp.
Rite Aid of Alabama, Inc.
Rite Aid of Connecticut, Inc.
Rite Aid of Delaware, Inc.
Rite Aid of Florida, Inc.
Rite Aid of Georgia, Inc.
Rite Aid of Illinois, Inc.
Rite Aid of Indiana, Inc.
Rite Aid of Kentucky, Inc.
Rite Aid of Maine, Inc.
Rite Aid of Maryland, Inc.
Rite Aid of Massachusetts, Inc.
Rite Aid of Michigan, Inc.
Rite Aid of New Hampshire, Inc.
Rite Aid of New Jersey, Inc.
Rite Aid of New York, Inc.

Rite Aid of North Carolina, Inc.
Rite Aid of Ohio, Inc.
Rite Aid of Pennsylvania, Inc.
Rite Aid of South Carolina, Inc.
Rite Aid of Tennessee, Inc.
Rite Aid of Vermont, Inc.
Rite Aid of Virginia, Inc.
Rite Aid of Washington, D.C., Inc.
Rite Aid of West Virginia, Inc.
Rite Aid Realty Corp.
Rite Aid Rome Distribution Center, Inc.
Rite Aid Services, L.L.C.
Rite Aid Transport, Inc.
Rite Aid Venturer #1, Inc.
Rite Fund, Inc.
Rite Investments Corp.
Rx Choice, Inc.
Seven Mile and Evergreen - Detroit, LLC
Silver Springs Road - Baltimore, Maryland/One, LLC
Silver Springs Road - Baltimore, Maryland/Two, LLC
Sophie One Corp.
State & Fortification Streets - Jackson, Mississippi, LLC
State Street and Hill Road - Gerard, Ohio, LLC
Super Ice Cream Suppliers, Inc.
Super Pharmacy Network, Inc.
Super Tobacco Distributors, Inc.
The Lane Drug Company
The Muir Company
Thrifty Corporation
Thrifty PayLess, Inc.
Tyler and Sanders Roads, Birmingham - Alabama, LLC
Virginia Corporation
W. R. A. C., Inc.